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                                                                 Exhibit 10.1




                           Dated as of April 11, 2003




                             TAMPA ELECTRIC COMPANY


                                  $250,000,000


                      6.25% Senior Notes due April 11, 2016




                      =====================================

                             NOTE PURCHASE AGREEMENT

                      =====================================





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                                TABLE OF CONTENTS

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Section                                                                                                    Page
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1.       AUTHORIZATION OF NOTES.....................................................................         1

2.       SALE AND PURCHASE OF NOTES.................................................................         1

3.       CLOSING....................................................................................         2

4.       CONDITIONS TO CLOSING......................................................................         2

     4.1 REPRESENTATIONS AND WARRANTIES.............................................................         2

     4.2 PERFORMANCE; NO DEFAULT....................................................................         2

     4.3 COMPLIANCE CERTIFICATES....................................................................         2

     4.4 OPINIONS OF COUNSEL........................................................................         3

     4.5 PURCHASE PERMITTED BY APPLICABLE LAW, ETC..................................................         3

     4.6 SALE OF OTHER NOTES........................................................................         3

     4.7 PAYMENT OF SPECIAL COUNSEL FEES............................................................         3

     4.8 PRIVATE PLACEMENT NUMBER...................................................................         3

     4.9 CHANGES IN CORPORATE STRUCTURE.............................................................         4

     4.10 PROCEEDINGS AND DOCUMENTS.................................................................         4

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................................         4

     5.1 ORGANIZATION; POWER AND AUTHORITY..........................................................         4

     5.2 AUTHORIZATION, ETC.........................................................................         4

     5.3 DISCLOSURE.................................................................................         4

     5.4 ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES...........................         5

     5.5 FINANCIAL STATEMENTS.......................................................................         6

     5.6 COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC...............................................         6

     5.7 GOVERNMENTAL AUTHORIZATIONS, ETC...........................................................         6

     5.8 LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS..................................         6

     5.9 TAXES......................................................................................         7

     5.10 TITLE TO PROPERTY; LEASES.................................................................         7

     5.11 LICENSES, PERMITS, ETC....................................................................         7

     5.12 COMPLIANCE WITH ERISA.....................................................................         8

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
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     5.13 PRIVATE OFFERING BY THE COMPANY...........................................................         9

     5.14 USE OF PROCEEDS; MARGIN REGULATIONS.......................................................         9

     5.15 EXISTING INDEBTEDNESS; FUTURE LIENS.......................................................         9

     5.16 FOREIGN ASSETS CONTROL REGULATIONS, ETC...................................................        10

     5.17 STATUS UNDER CERTAIN STATUTES.............................................................        10

     5.18 ENVIRONMENTAL MATTERS.....................................................................        10

6.       REPRESENTATIONS OF THE PURCHASER...........................................................        11

     6.1 PURCHASE FOR INVESTMENT....................................................................        11

     6.2 SOURCE OF FUNDS............................................................................        11

7.       INFORMATION AS TO COMPANY..................................................................        12

     7.1 FINANCIAL AND BUSINESS INFORMATION.........................................................        12

     7.2 OFFICER'S CERTIFICATE......................................................................        15

     7.3 INSPECTION.................................................................................        15

8.       PAYMENT OF THE NOTES.......................................................................        16

     8.1 MATURITY; PREPAYMENT.......................................................................        16

     8.2 OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT................................................        16

     8.3 ALLOCATION OF PARTIAL PREPAYMENTS..........................................................        16

     8.4 MATURITY; SURRENDER, ETC...................................................................        16

     8.5 PURCHASE OF NOTES..........................................................................        17

     8.6 MAKE-WHOLE AMOUNT..........................................................................        17

     8.7 INTEREST...................................................................................        18

9.       AFFIRMATIVE COVENANTS......................................................................        19

     9.1 COMPLIANCE WITH LAW........................................................................        19

     9.2 INSURANCE..................................................................................        19

     9.3 MAINTENANCE OF PROPERTIES..................................................................        19

     9.4 PAYMENT OF TAXES AND CLAIMS................................................................        19

     9.5 CORPORATE EXISTENCE, ETC...................................................................        20

     9.6 FINANCIAL COVENANT.........................................................................        20

10.      NEGATIVE COVENANTS.........................................................................        20

     10.1 TRANSACTIONS WITH AFFILIATES..............................................................        20

     10.2 MERGER, CONSOLIDATION, ETC................................................................        20

     10.3 LIENS/SUBSIDIARY INDEBTEDNESS.............................................................        21

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
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11.      EVENTS OF DEFAULT..........................................................................        22

12.      REMEDIES ON DEFAULT, ETC...................................................................        24

     12.1 ACCELERATION..............................................................................        24

     12.2 OTHER REMEDIES............................................................................        25

     12.3 RESCISSION................................................................................        25

     12.4 NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.........................................        25

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES..............................................        26

     13.1 REGISTRATION OF NOTES.....................................................................        26

     13.2 TRANSFER AND EXCHANGE OF NOTES............................................................        26

     13.3 REPLACEMENT OF NOTES......................................................................        26

14.      PAYMENTS ON NOTES..........................................................................        27

     14.1 PLACE OF PAYMENT..........................................................................        27

     14.2 HOME OFFICE PAYMENT.......................................................................        27

15.      EXPENSES, ETC..............................................................................        27

     15.1 TRANSACTION EXPENSES......................................................................        27

     15.2 SURVIVAL..................................................................................        28

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT...............................        28

17.      AMENDMENT AND WAIVER.......................................................................        28

     17.1 REQUIREMENTS..............................................................................        28

     17.2 SOLICITATION OF HOLDERS OF NOTES..........................................................        29

     17.3 BINDING EFFECT, ETC.......................................................................        29

     17.4 NOTES HELD BY COMPANY, ETC................................................................        29

18.      NOTICES....................................................................................        29

19.      REPRODUCTION OF DOCUMENTS..................................................................        30

20.      CONFIDENTIAL INFORMATION...................................................................        30

21.      SUBSTITUTION OF PURCHASER..................................................................        31

22.      MISCELLANEOUS..............................................................................        31

     22.1 SUCCESSORS AND ASSIGNS....................................................................        31

     22.2 PAYMENTS DUE ON NON-BUSINESS DAYS.........................................................        32

     22.3 SEVERABILITY..............................................................................        32

     22.4 CONSTRUCTION..............................................................................        32

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     22.5 COUNTERPARTS..............................................................................        32

     22.6 GOVERNING LAW.............................................................................        32

     22.7 JURISDICTION..............................................................................        32

SCHEDULE A        --       Information Relating to Purchasers
SCHEDULE B        --       Defined Terms
SCHEDULE 4.9      --       Changes in Corporate Structure
SCHEDULE 5.3      --       Disclosure Materials
SCHEDULE 5.4      --       Subsidiaries of the Company and Ownership of
                           Subsidiary Stock

SCHEDULE 5.5      --       Financial Statements
SCHEDULE 5.8      --       Certain Litigation
SCHEDULE 5.11     --       Patents, etc.
SCHEDULE 5.12              ERISA Plan Obligations
SCHEDULE 5.15     --       Existing Indebtedness and Liens


EXHIBIT 1                  Form of 6.25% Senior Note due April 11, 2016
EXHIBIT 4.4(a)    --       Form of Opinion of Special Counsel for the Company
EXHIBIT 4.4(b)    --       Form of Opinion of Special Counsel for the Purchasers

                             TAMPA ELECTRIC COMPANY
                            702 North Franklin Street
                              Tampa, Florida 33602


                      6.25% Senior Notes due April 11, 2016

                                                            As of April 11, 2003


TO THE PURCHASER WHOSE NAME
APPEARS IN THE ACCEPTANCE FORM
AT THE END HEREOF:

Ladies and Gentlemen:

         Tampa Electric Company, a Florida corporation (the "COMPANY"), agrees with you as follows:

1.       AUTHORIZATION OF NOTES.

         The Company will authorize the issue and sale of $250,000,000 aggregate principal amount of its 6.25% Senior Notes due April 11, 2016 (the "NOTES", such term to include any such notes issued in substitution therefor pursuant to
Section 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in Exhibit 1, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

2.       SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

3.       CLOSING.

                  The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Freshfields Bruckhaus Deringer LLP, 520 Madison Avenue, 34th Floor, New York, New York 10022, at 10:00 a.m., New York City time, at a closing (the "CLOSING") on April 11, 2003, or on such other Business Day thereafter on or prior to April 30, 2003 as may be agreed upon by the Company and you and the Other Purchasers. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 3750593592, ABA#: 111000012 at Bank of America. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

4.       CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

4.1      REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

4.2      PERFORMANCE; NO DEFAULT.

         The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by
Section 10.1 or Section 10.3 hereof had such Section applied since such date.

4.3      COMPLIANCE CERTIFICATES.

(a) Officer's Certificate. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

(b) Secretary's Certificate. The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the

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         authorization, execution and delivery of the Notes, this Agreement and the Other Agreements.

4.4      OPINIONS OF COUNSEL.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from each of Palmer & Dodge LLP, special counsel for the Company, and Sheila M. McDevitt, Esquire, in-house counsel to the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you), and (b) from Freshfields Bruckhaus Deringer LLP, your special New York counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as you may reasonably request.

4.5      PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

         On the date of the Closing your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System), and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

4.6      SALE OF OTHER NOTES.

         Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

4.7      PAYMENT OF SPECIAL COUNSEL FEES.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement of such counsel rendered to the Company at least one Business Day prior to the Closing.

4.8      PRIVATE PLACEMENT NUMBER.

         A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

4.9      CHANGES IN CORPORATE STRUCTURE.

         Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

4.10     PROCEEDINGS AND DOCUMENTS.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you that:

5.1      ORGANIZATION; POWER AND AUTHORITY.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

5.2      AUTHORIZATION, ETC.

         This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

5.3      DISCLOSURE.

         The Company, through its agent, SG Cowen Securities, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated April 3, 2003 (the "MEMORANDUM"),

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relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Subsidiaries. Except as disclosed in
Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in
Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in
Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 2002, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

5.4      ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

(a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's directors and senior officers.

(b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

(c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

5.5      FINANCIAL STATEMENTS.

         The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

5.6      COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

         The execution, delivery and performance by the Company of this Agreement and the Notes will not (a) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other Material agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (c) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

5.7      GOVERNMENTAL AUTHORIZATIONS, ETC.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority, in each case that has not been obtained, is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

5.8      LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

(a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.9      TAXES.

         The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been agreed to by the Company and by the Internal Revenue Service and these liabilities have been paid for all fiscal years up to and including the fiscal year ended December 31, 1997.

5.10     TITLE TO PROPERTY; LEASES.

         The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that the Company or any Subsidiary is party to as lessee and that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

5.11     LICENSES, PERMITS, ETC.

         Except as disclosed in Schedule 5.11,

(a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

(b) to the best knowledge of the Company, no product of the Company or any of its Subsidiaries infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

(c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

5.12     COMPLIANCE WITH ERISA.

(a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

(b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $50,000,000 in the aggregate for all Plans. The term "benefit liabilities" has the meaning specified in section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in section 3 of ERISA.

(c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

(d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is as described in Schedule 5.12.

(e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this
         Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

5.13     PRIVATE OFFERING BY THE COMPANY.

         Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 4 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

5.14     USE OF PROCEEDS; MARGIN REGULATIONS.

         The Company will apply the proceeds of the sale of the Notes for repayment of short-term indebtedness and for general corporate purposes. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 3% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 3% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

5.15     EXISTING INDEBTEDNESS; FUTURE LIENS.

(a) Except as described therein, Schedule 5.15(a) sets forth a complete and correct list of all outstanding unsecured Indebtedness of the Company and its Subsidiaries as of December 31, 2002 and Schedule 5.15(b) sets forth a complete and correct list of all outstanding secured Indebtedness of the Company and its Subsidiaries as of December 31, 2002, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

(b) Except as disclosed in Schedule 5.15(b), neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien.

5.16     FOREIGN ASSETS CONTROL REGULATIONS, ETC.

         Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate (a) the Trading with the Enemy Act, as amended, (b) any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto or (c) Executive Order No. 13,224, 66 Fed Reg 49,079 (2001), issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism).

5.17     STATUS UNDER CERTAIN STATUTES.

         Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended or the Interstate Commerce Act, as amended. The Company and its Subsidiaries are exempt from regulation under the Public Utility Holding Company Act of 1935, as amended.

5.18     ENVIRONMENTAL MATTERS.

         Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing,

(a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

(b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

(c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

6.       REPRESENTATIONS OF THE PURCHASER.

6.1      PURCHASE FOR INVESTMENT.

         You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof, provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

6.2      SOURCE OF FUNDS.

         You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

(a) the Source is an "insurance company general account" (as the term is defined in PTE 95-60 (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC Annual Statement")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

(b) the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

(c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

(d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

(e) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM Exemption")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM Exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such INHAM and (ii) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this paragraph (e); or

(f)      the Source is a governmental plan; or

(g) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (g); or

(h) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.       INFORMATION AS TO COMPANY.

7.1      FINANCIAL AND BUSINESS INFORMATION.

         The Company shall deliver to each holder of Notes that is an Institutional Investor:

(a) Quarterly Statements. Within 60 days after the end of each quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of
         (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

(b) Annual Statements. Within 105 days after the end of each fiscal year of the Company, duplicate copies of (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and (ii) consolidated statements of income, changes in shareholders' equity and cash flows of the Company and its Subsidiaries, for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by (A) an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

(c) SEC and Other Reports. Promptly upon their becoming available, one copy of (i) each financial statement, report, notice or proxy statement sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

(d) Notice of Default or Event of Default. Promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

(e) ERISA Matters. Promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

                  (i) with respect to any Plan, any reportable event, as defined in section 4043(c) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                  (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Company or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                  (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

(f) Notices from Governmental Authority. Promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

(g) Requested Information. With reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

7.2      OFFICER'S CERTIFICATE.

         Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

(a) Covenant Compliance. The information (including detailed calculations) required in order to establish whether the Company was in compliance with the requirements of Sections 9.6 and 10.3 hereof during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections, and the calculation of the amount, ratio or percentage then in existence); and

(b) Event of Default. The statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

7.3      INSPECTION.

         The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

(a) No Default. If no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

(b) Default. If a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.       PAYMENT OF THE NOTES.

8.1      MATURITY; PREPAYMENT.

         As provided therein, the entire unpaid principal amount of the Notes shall be due and payable on the Maturity Date.

         On each of April 11, 2014, and April 11, 2015, the Company shall prepay $83,333,333 principal amount (or such lesser principal amount as shall then be outstanding) of the Notes at par and without payment of the Make-Whole Amount or any premium, provided that upon any partial prepayment of the Notes pursuant to
Section 8.2 the principal amount of each required prepayment of the Notes becoming due under this Section 8.1 on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Notes is reduced as a result of such prepayment.

8.2      OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 5% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

8.3      ALLOCATION OF PARTIAL PREPAYMENTS.

         In the case of each partial prepayment of the Notes, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

8.4      MATURITY; SURRENDER, ETC.

         In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

8.5      PURCHASE OF NOTES.

         The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

8.6      MAKE-WHOLE AMOUNT.

         The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to
         Section 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" on Bloomberg Financial Markets Service (or such other display as may replace Page PX1 on Bloomberg Financial Markets Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

8.7      INTEREST.

(a) Until the Maturity Date, the unpaid principal amount of each Note shall accrue interest for each day at the Applicable Rate.

(b) Any overdue principal of any Note and, to the extent permitted by applicable law, any interest payments thereon and any fees and other amounts in respect thereof not paid when due shall thereafter bear interest (including post-petition interest in any proceeding under the United States Bankruptcy Code or other applicable bankruptcy laws) for the period from and including the due date to but excluding the date such amount is paid in full at the Default Rate.

(c) Interest accrued on the Notes shall be payable in arrears on each Interest Payment Date; provided that (i) interest accrued pursuant to
         Section 8.7(b) shall be payable on demand, and (ii) upon any prepayment of any portion of the Notes, interest accrued on the principal amount prepaid shall be payable on the date of such prepayment.

(d) All interest hereunder shall be computed on the basis of a year of 360 days comprising twelve 30-day months.

9.       AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

9.1      COMPLIANCE WITH LAW.

         The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.2      INSURANCE.

         The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (in-cluding deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

9.3      MAINTENANCE OF PROPERTIES.

         The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

9.4      PAYMENT OF TAXES AND CLAIMS.

         The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of the Company or such Subsidiary, or (b) the nonpayment of all such taxes, assessments and claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

9.5      CORPORATE EXISTENCE, ETC.

         Subject to Sections 10.2, the Company will at all times preserve and keep in full force and effect its corporate existence, and the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect the corporate existence of any Subsidiary or any such right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

9.6      FINANCIAL COVENANT.

         The Company shall maintain, as of the last day of each fiscal quarter, a ratio of Total Debt to Capitalization, for the fiscal quarter then ended, of less than or equal to 0.60 to 1.00.

10.      NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

10.1     TRANSACTIONS WITH AFFILIATES.

         The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except (a) in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate, or (b) in accordance with applicable Florida Public Service Commission requirements.

10.2     MERGER, CONSOLIDATION, ETC.

         The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

(a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia) and, if the Company is not such corporation, (i) such corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes and (ii) the Company shall have caused to be delivered to each holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

(b) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

         No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

10.3     LIENS/SUBSIDIARY INDEBTEDNESS.

         The Company (a) will not, and will not permit any of its Subsidiaries to, directly or indirectly create, incur, assume or permit to exist (upon the happening of a contingency or otherwise) any Lien securing the Indebtedness of any Person on or with respect to any property or asset (including, without limitation, any document or instrument in respect of goods or accounts receivable) of the Company or any such Subsidiary, whether now owned or held or hereafter acquired, or any income or profits therefrom or assign or otherwise convey any right to receive income or profits (including accounts receivable) and (b) will not at any time permit any Subsidiary to, directly or indirectly, create, incur, issue, assume, guarantee, have outstanding or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness or any Redeemable Preferred Stock (unless, (i) in the case of clause (a) above with respect to a Lien on the property or assets of the Company, it makes, or causes to be made, effective provision whereby the Notes will be equally and ratably secured with any and all other obligations thereby secured, such security to be pursuant to an agreement reasonably satisfactory to the Required Holders and, in any such case, the Notes shall have the benefit of, to the fullest extent that, and with such priority as, the holders of the Notes may be entitled under applicable law, a Lien on such property regardless of any inaction of the Company to create such Lien, or (ii) in the case of clause (a) or (b) above, it makes, or causes to be made, effective provision whereby the Notes are secured by First Mortgage Bonds having a face value equal to the then outstanding principal amount of the Notes, pursuant to an agreement creating and perfecting such security reasonably satisfactory to the Required Holders, which First Mortgage Bonds in turn continue to be secured by substantially all of the property, plant and equipment of the electric business of the Company and no material part of such electric business has been transferred from the Company to a Subsidiary of the Company at any time after the date hereof), except:

         (i) any Lien existing on property of a Person immediately prior to its being consolidated with or merged into the Company or a Subsidiary or its becoming a Subsidiary or any Lien existing on any property acquired by the Company or any Subsidiary at the time such property is so acquired (whether or not the Indebtedness secured thereby shall have been assumed), provided that (A) no such Lien shall have been created or assumed in contemplation of such consolidation or merger or such Person's becoming a Subsidiary or such acquisition of property, (B) each such Lien shall extend solely to the item or items of property so acquired or so encumbered immediately prior to the time of the merger or consolidation or so encumbered immediately prior to the time such Person became a Subsidiary and, if required by the terms of the instrument originally creating such Lien, other property which is an improvement to or is acquired for specific use in connection with such acquired or encumbered property and (C) the principal amount of the obligations thereby secured by such Liens are not increased after such time; or

         (ii) (A) other Liens not otherwise permitted by paragraph (i) above securing Indebtedness of the Company, its Subsidiaries or TECO, (B) Indebtedness of a Subsidiary of the Company or (C) Redeemable Preferred Stock of a Subsidiary of the Company; provided that the aggregate principal amount of Indebtedness plus the aggregate redemption value of all Redeemable Preferred Stock referred to in clauses (A), (B) and (C) of this subparagraph (ii) does not at any time exceed the greater of (x) $500,000,000 in aggregate plus existing secured Indebtedness outstanding as of the Closing Date referred to under the subheading "Installment Contracts Payable (3)" under the heading "(b) Existing Secured Indebtedness/Liens" in
Schedule 5.15 to the extent such Indebtedness remains secured and outstanding as Indebtedness of the Company and (y) $700,000,000 in aggregate.

         For purposes of this Section 10.3, any Person extending, renewing or refunding any Indebtedness secured by any Lien shall be deemed to have created such Lien at the time of such extension, renewal or refunding.

         Any First Mortgage Bonds issued for the purposes of satisfying the requirements of clause (ii) of the introductory paragraph to this Section 10.3 shall (a) be issued in a separate series to a trustee or collateral agent selected by the Company with the approval of the Required Noteholders, not to be unreasonably withheld or delayed, (b) have payment terms that mirror the payment terms on the Notes (but without duplication), (c) contain no additional new covenants, and (d) otherwise include no other terms that apply to such First Mortgage Bonds and not to the First Mortgage Bonds held by the existing holders of the First Mortgage Bonds.

11.      EVENTS OF DEFAULT.

         An EVENT OF DEFAULT shall exist if any of the following conditions or events shall occur and be continuing:

(a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

(b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

(c) the Company defaults in the performance of or compliance with any term contained in Sections 9.6, 10.2 or 10.3; or

(d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Officer obtaining actual knowledge of such default and (ii) the Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of Section 11); or

(e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

(f) (i) the Company or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $50,000,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), the Company or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000; or

(g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

(i) a final judgment or judgments for the payment of money aggregating in excess of $50,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j) if (i) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the

         Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $50,000,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

12.1     ACCELERATION.

(a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause
         (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

(b) If any other Event of Default has occurred and is continuing, the Required Holders may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

(c) If any Event of Default described in paragraph (a) or (b) of Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

12.2     OTHER REMEDIES.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

12.3     RESCISSION.

         At any time after any Notes have been declared due and payable pursuant to paragraph (b) or (c) of Section 12.1, the Required Holders, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

12.4     NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

         No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

13.1     REGISTRATION OF NOTES.

         The Company shall keep at The Bank of New York, in New York, New York a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

13.2     TRANSFER AND EXCHANGE OF NOTES.

         Upon surrender of any Note at the corporate trust office of The Bank of New York, Attention: Tampa Electric Administrator -- Corporate Trust Department, in New York, New York for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

13.3     REPLACEMENT OF NOTES.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $10,000,000 in excess of the outstanding principal amount of such Note, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or (b) in the case of mutilation, upon surrender and cancellation thereof, the Company at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

14.      PAYMENTS ON NOTES.

14.1     PLACE OF PAYMENT.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal corporate trust office of The Bank of New York in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

14.2     HOME OFFICE PAYMENT.

         So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

15.      EXPENSES, ETC.

15.1     TRANSACTION EXPENSES.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

15.2     SURVIVAL.

         The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

16.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agreement and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

17.1     REQUIREMENTS.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

17.2     SOLICITATION OF HOLDERS OF NOTES.

(a) Solicitation. The Company will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

(b) Payment. The Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

17.3     BINDING EFFECT, ETC.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

17.4     NOTES HELD BY COMPANY, ETC.

         Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                  (i) if to you or your nominee, to you or it at the address specified for such communications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

                  (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

                  (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of the Corporate Secretary, or at such other address as the Company shall have specified to the holder of each
                           Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

19.      REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "Confidential Information" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (i) your directors, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii) any other holder of any Note, (iv) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over you, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to you, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which you are a party or (z) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes or this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

21.      SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

22.      MISCELLANEOUS.

22.1     SUCCESSORS AND ASSIGNS.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

22.2     PAYMENTS DUE ON NON-BUSINESS DAYS.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

22.3     SEVERABILITY.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

22.4     CONSTRUCTION.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

22.5     COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

22.6     GOVERNING LAW.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

22.7     JURISDICTION

With respect to any suit, action or proceedings relating to this Agreement (PROCEEDINGS), the Company irrevocably:

(a) submits to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court therefrom; and

(b) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over the Company.

Nothing in this Agreement precludes any holder of a Note from bringing Proceedings in any other jurisdiction, nor will the bringing of Proceedings by the holder of a Note in any one or more jurisdictions preclude the bringing of Proceedings by such holder in any other jurisdiction. The Company hereby agrees that a final judgment in any such Proceedings shall be conclusive and may be enforced in other jurisdictions otherwise having jurisdiction over the Company by suit on such final judgment or in any other manner provided by law.

                                    * * * * *

      If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                     Very truly yours,

                                     TAMPA ELECTRIC COMPANY


                                     By: /s/ Sandra W. Callahan
                                         -------------------------------

                                        Title: Treasurer and Assistant Secretary


                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:      AIG Global Investment Corp., investment advisor


By: /s/ John Henry Pollock
    ---------------------------------
    Name: John Henry Pollock
    Title: Vice President


                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

By:      AIG Global Investment Corp., investment advisor


By  /s/ John Henry Pollock
  --------------------------
    Name: John Henry Pollock
    Title: Vice President



                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

By:      AIG Global Investment Corp., investment advisor


By /s/ John Henry Pollock
   -------------------------
    Name: John Henry Pollock
    Title: Vice President

                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA


By /s/ Marietta Moshiashvili
   ---------------------------------
    Name: Marietta Moshiashvili
    Title: Associate Director




                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

TIAA-CREF LIFE INSURANCE COMPANY
By: Teachers Insurance and Annuity Association of America, as Investment Manager


By /s/ Marietta Moshiashvili
   ----------------------------------
  Name: Marietta Moshiashvili
  Title: Associate Director

                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

JEFFERSON-PILOT LIFE INSURANCE COMPANY


By /s/ James E. McDonald, Jr.
   ---------------------------------
    Name: James E. McDonald, Jr.
    Title: Vice President

                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

JEFFERSON PILOT FINANCIAL INSURANCE COMPANY


By /s/ James E. McDonald, Jr.
   ---------------------------------
    Name: James E. McDonald, Jr.
    Title: Vice President



                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE COMPANY


By /s/ Grant H. Davis
   ---------------------------------
    Name: Grant H. Davis
    Title: Investment Vice President





                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
By: New York Life Investment Management LLC, Its Investment Manager


By /s/ Grant H. Davis
   ---------------------------------
    Name: Grant H. Davis
    Title: Director







                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT
By:  New York Life Investment Management LLC, Its Investment Manager


By /s/ Grant H. Davis
   ---------------------------------
    Name: Grant H. Davis
    Title: Director









                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

METROPOLITAN LIFE INSURANCE COMPANY


By /s/ Timothy L. Powell
   ---------------------------------
   Name: Timothy L. Powell
   Title: Director




                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK LIFE INSURANCE COMPANY


By /s/ John C.S. Anderson
   ---------------------------------
    Name: John C.S. Anderson
    Title: Managing Director



                     Note Purchase Agreement Signature Page

The foregoing is hereby
agreed to as of the
date thereof.

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


By /s/ John C.S. Anderson
   ---------------------------------
   Name: John C.S. Anderson
   Title: Authorizing Signatory




                     Note Purchase Agreement Signature Page

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER

                                                                                            Principal Amount of
 Name and Address of Purchaser                                                              Notes to be Purchased
 -----------------------------                                                              ---------------------
AMERICAN GENERAL LIFE INSURANCE COMPANY                                                           $25,000,000


(1)    All payments by wire transfer
       of immediately available
       funds, with sufficient information
       to identify the source and
       application of such funds, to:

       ABA# 011000028
       State Street Bank and Trust Company
       Boston, MA  02101
       Re:  American General Life Insurance Company
       A/C:  0125-880-5
       OBI = PPN # and description of payment
       Fund Number PA 40


(2)    All notices of payments and
       written confirmations of such
       wire transfers:

       American General Life Insurance Company and PA 40
       c/o State Street Bank Corporation
       Insurance Services
       801 Pennsylvania
       Kansas City, MO  64105
       Fax:  (816) 691-3619

(3)    All other communications and duplicate payment notices to:

       American General Life Insurance Company and PA 40
       c/o AIG Global Investment Corporation
       Attn:  Private Placement Department, A36-04
       P.O. Box 3247
       Houston, Texas  77253-3247

       Overnight Mail Address:

       2929 Allen Parkway, A36-04
       Houston, TX  77019-2155
       Fax:  (713) 831-1072

       With copy to:

       AIG Global Investment Corporation
       Legal Department - Investment Management
       2929 Allen Parkway, Suite A36-01
       Houston, TX  77019-2155
       Fax:  (713) 831-2328

(4)    Tax I.D. Number:  25-0598210

(5)    Physical Delivery Instructions:

       DTC / New York Window
       55 Water Street
       New York, N.Y. 10041
       Attention: Robert Mendez
       Account: State Street
       Fund Name: AMERICAN GENERAL LIFE INSURANCE COMPANY
       Fund Number: PA 40

       Depositary Trust Company Instructions:

       DTC Participant # 0997
       Agent Bank ID # 20997
       Institution ID # 39456

       Fund Name: AMERICAN GENERAL LIFE INSURANCE COMPANY
       Fund Number: PA 40

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER

                                                                                Principal Amount of
Name and Address of Purchaser                                                   Notes to be Purchased
-----------------------------                                                   ---------------------


AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY                                   $10,000,000
OF NEW YORK

(1)    All payments by wire transfer
       of immediately available
       funds, with sufficient information
       to identify the source
       and application of such funds, to:

       ABA# 011001234/ BOS SAFE DEPO
       Federal Reserve Bank of Boston
       Boston, MA
       DDA # 169064
       Cost Center 1178
       Account Name: AI LIFE ASSURANCE COMPANY OF NEW YORK
       Account Number: AGIFLNY0012
       OBI=PPN # and description of payment
       P $ ______________, I $_________________


(2)    All notices of payments and
       written confirmations of such
       wire transfers:

       AIG Global Investment Group
       ATTN: Jennifer Lee / Kathleen Cosgrove
       160 Water Street, 15th Floor
       New York, NY  10038
       Tel: 212-820-4899 / 4913
       Fax:  212-820-4925

(3)    All other communications and duplicate payment notices to:

       American International Life Assurance Company of New York
       c/o AIG Global Investment Corporation
       Attn:  Private Placement Department, A36-04

       P.O. Box 3247
       Houston, Texas  77253-3247
       Overnight Mail Address:

       2929 Allen Parkway, A36-04
       Houston, TX  77019-2155
       Fax:  (713) 831-1072

       With copy to:

       AIG Global Investment Corporation
       Legal Department - Investment Management
       2929 Allen Parkway, Suite A36-01
       Houston, TX  77019-2155
       Fax (713) 831-2328

(4)    Tax I.D. Number: 13-6101875

(5)    Physical Delivery Instructions:

       Mellon Bank
       Mellon Bank Securities Trust
       120 Broadway - 13th Floor
       New York, NY  10271
       Attn: Sue Klein
       Account Name: AI LIFE ASSURANCE COMPANY OF NEW YORK
       Account Number: AGIFLNY0012

       Depositary Trust Company Instructions:

       Depository Trust Company (DTC) Instructions:
       DTC Participation # 0954
       Agent Bank ID # 26017
       Institution ID # 30012
       Account Name: AI LIFE ASSURANCE COMPANY OF NEW YORK
       Account Number: AGIFLNY0012

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER

                                                                                Principal Amount of
Name and Address of Purchaser                                                   Notes to be Purchased
-----------------------------                                                   ---------------------

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY                                         $24,000,000


(1) All payments by wire transfer of immediately available funds, with sufficient information to identify the source and application of such funds, to:

       ABA # 011000028
       State Street Bank and Trust Company
       Boston, MA  02101
       Re:  The Variable Annuity Life Insurance Company
       A/C:  0125-821-9
       OBI = PPN # and description of payment
       Fund Number PA 54

(2)    All notices of payments and
       written confirmations of such
       wire transfers:

       The Variable Annuity Life Insurance Company and PA 54
       c/o State Street Bank Corporation
       Insurance Services
       801 Pennsylvania

       Kansas City, MO  64105
       Fax:  (816) 691-3619

(3)    All other communications and duplicate payment notices to:

       The Variable Annuity Life Insurance Company and PA 54
       c/o AIG Global Investment Corporation
       Attn:  Private Placement Department, A36-04
       P.O. Box 3247
       Houston, Texas  77253-3247

       Overnight Mail Address:

       2929 Allen Parkway, A36-04
       Houston, Texas  77019-2155
       Fax:  (713) 831-1072

       With copy to:

       AIG Global Investments Corporation
       Legal Department - Investment Management
       2929 Allen Parkway, Suite A36-01

       Houston, TX  77019-2155
       Fax:  (713) 831-2328

(4)    Tax I.D. Number:  74-1625348

(5)    Physical Delivery Instructions:

       DTC / New York Window
       55 Water Street
       New York, N.Y. 10041
       Attention: Robert Mendez
       Account: State Street

       Fund Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
       Fund Number: PA 54:

       Depository Trust Company (DTC) Instructions:
       DTC Participant # 0997
       Agent Bank ID # 20997
       Institution ID # 39456
       Fund Name: THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
       Fund Number: PA 54

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

TEACHERS INSURANCE AND ANNUITY ASSOCIATION                  $62,000,000
OF AMERICA

  (1) All payments by wire transfer of immediately available funds, with sufficient information to identify the source and application of such funds, to:

      Chase Manhattan Bank
      ABA#021000021
      New York, New York

      For deposit to the account of:
      Teachers Insurance and Annuity Association of America
      Account No. 900-9-000200
      For Further Credit to TIAA Account Number:  GO7040
      Reference: PPN #/Issuer/Mat. Date/Coupon Rate/P&I Breakdown


  (2) All notices of payments and
      written confirmations of such
      wire transfers:

      Contemporaneous with the electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of Bank (or Trustee) from which such transfer was sent, to:

      Teachers Insurance and Annuity Association of America
      730 Third Ave.
      New York, New York 10017
      Attn:  Securities Accounting Division
      Telephone:  (212) 916-6004
      Telecopy No. (212) 916-6955

      With a copy to:
      Teachers Insurance and Annuity Association of America
      730 Third Ave.
      New York, New York 10017
      Attn: Marietta Moshiashvili
            Securities Division -- Private Placements
      Telephone:  (212) 916-4530
      Telecopy No. (212) 916-6901

  (3) All other communications and duplicate payment notices to:

      Teachers Insurance and Annuity Association of America
      730 Third Ave.
      New York, New York 10017
      Attn:  Securities Division, Private Placements
      Telecopy No. (212) 490-9000

  (4) Tax ID No. 13-1624203

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

TIAA-CREF LIFE INSURANCE COMPANY                            $2,000,000


  (1) All payments by wire transfer of immediately available funds, with sufficient information to identify the source and application of such funds, to:

      Chase Manhattan Bank
      ABA#021000021
      New York, New York
      For deposit to the account of:
      TIAA-CREF Life Insurance Company
      Account No. 900-9-000200
      For Further Credit to Account Number:  GO8956
      Account Name:  TC Life Insurance -- Private Placements
      Reference: PPN #/Issuer/Mat. Date/Coupon Rate/P&I Breakdown


  (2) All notices of payments and
      written confirmations of such
      wire transfers:

      Contemporaneous with the electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes, (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of Bank (or Trustee) from which such transfer was sent, to:

      TIAA-CREF Life Insurance Company
      c/o Teachers Insurance and Annuity Association of America
      730 Third Ave.
      New York, New York 10017
      Attn:  Securities Accounting Division
      Telephone:  (212) 916-6004

      Telecopy No. (212) 916-6955

      With a copy to:
      TIAA-CREF Life Insurance Company
      c/o Teachers Insurance and Annuity Association of America
      730 Third Ave.
      New York, New York 10017
      Attn: Marietta Moshiashvili
            Securities Division -- Private Placements
      Telephone:  (212) 916-4530
      Telecopy No. (212) 916-6901

  (3) All other communications and duplicate payment notices to:

      TIAA-CREF Life Insurance Company
      c/o Teachers Insurance and Annuity Association of America
      730 Third Ave.
      New York, New York 10017
      Attn:  Securities Division, Private Placements
      Telecopy No. (212) 490-9000

  (4) Tax ID No. 13-3917848

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

JEFFERSON-PILOT LIFE INSURANCE COMPANY                      $10,000,000


  (1) All payments by wire transfer of immediately available funds, to:

      Jefferson-Pilot Life Insurance Company
      c/o The Bank of New York
      ABA 021000018 BNF: IOC566
      Custody Account 186100
      Attention: P&I Department

      Such wire transfer shall identify the issue to which the payment relates and shall identify the amount of principal interest and premium.

  (2) All notices to:

      Jefferson-Pilot Life Insurance Company
      Post Office Box 20407
      Greensboro, North Carolina  27420
      Attention: Securities Administration
      FAX: (336) 691-3025

      For hand delivery:

      100 North Greene Street
      Greensboro, North Carolina  27401
      Attention: Securities Administration


  (3) All bank correspondence to::

      Jefferson-Pilot Life Insurance Company
      c/o The Bank of New York
      Attention: P&I Department
      Post Office Box 19266

      Newark, New Jersey  07195

      With copy to Purchaser at address for all notices above.


  (4) Tax I.D. Number:  56-0359860

  (5) Physical Delivery Instructions:

      Bank of New York
      One Wall Street
      3rd Floor Window A
      For Jefferson-Pilot Life Account # 186100
      New York, New York  10286

      With copy to Purchaser at address for all notices above.

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

JEFFERSON PILOT FINANCIAL INSURANCE COMPANY                 $10,000,000


  (1) All payments by wire transfer of immediately available funds, to:

      Jefferson Pilot Financial Insurance Company
      c/o The Bank of New York
      ABA 021000018 BNF: IOC566
      FURTHER CREDIT ACCT 060352
      Attention: P&I Department

      Such wire transfer shall identify the issue to which the payment relates and shall identify the amount of principal interest and premium.

  (2) All notices to:

      Jefferson Pilot Financial Insurance Company
      Post Office Box 20407
      Greensboro, North Carolina  27420
      Attention:  Securities Administration
      FAX: (336) 691-3025

      For hand delivery:

      100 North Greene Street
      Greensboro, North Carolina  27401
      Attention: Securities Administration


  (3) All bank correspondence to::

      Jefferson Pilot Financial Insurance Company
      c/o The Bank of New York
      Attention:  P&I Department
      Post Office Box 19266

      Newark, New Jersey  07195

      With copy to Purchaser at address for all notices above.


  (4) Tax I.D. Number:  62-0395665

  (5) Physical Delivery Instructions:

      Bank of New York
      One Wall Street
      3rd Floor Window A
      For Jefferson Pilot Financial Account # 060352
      New York, New York  10286

      With copy to Purchaser at address for all notices above.

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

NEW YORK LIFE INSURANCE COMPANY                             $25,500,000


  (1) All payments by wire transfer
      of immediately available
      funds to:

      Chase Manhattan Bank
      New York, New York  10019
      ABA No. 021-000-021
      Credit: New York Life Insurance Company
      General Account No. 008-9-00687


      with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

  (2) All notices of payments and
      written confirmations of such
      wire transfers:

      New York Life Insurance Company
      c/o New York Life Investment Management LLC
      51 Madison Avenue
      New York, New York 10010-1603

      Attention:  Financial Management and Operations Group
                  Securities Operations
                  2nd Floor
                  Fax #: (212) 447-4160

  (3) All other communications to:

      New York Life Insurance Company
      c/o New York Life Investment Management LLC

      51 Madison Avenue
      New York, New York 10010

      Attention:  Securities Investment Group
                  Private Finance
                  2nd Floor
                  Fax #: (212) 447-4122

      With a copy of any notices regarding defaults or Events of Default under the operative documents to:

      New York Life Insurance Company
      c/o New York Life Investment Management LLC
      51 Madison Avenue
      New York, New York 10010

      Attention:  Office of General Counsel
                  Investment Section, Room 1107
                  Fax #: (212) 576-8340

  (4) Tax I.D. Number:  13-5582869

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION             $8,000,000


  (1) All payments by wire transfer
      of immediately available
      funds to:

      Chase Manhattan Bank
      New York, New York  10019
      ABA No. 021-000-021
      Credit: New York Life Insurance and Annuity Corporation
      General Account No. 323-8-47382


      with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

  (2) All notices of payments and
      written confirmations of such
      wire transfers:

      New York Life Insurance and Annuity Corporation
      c/o New York Life Investment Management LLC
      51 Madison Avenue
      New York, New York 10010-1603

      Attention:  Financial Management and Operations Group
                  Securities Operations
                  2nd Floor
                  Fax #: (212) 447-4160

  (3) All other communications to:

      New York Life Insurance and Annuity Corporation
      c/o New York Life Investment Management LLC

      51 Madison Avenue
      New York, New York 10010-1603

      Attention:  Securities Investment Group
                  Private Finance
                  2nd Floor
                  Fax #: (212) 447-4122

      With a copy of any notices regarding defaults or Events of Default under the operative documents to:

      New York Life Insurance Company
      c/o New York Life Investment Management LLC
      51 Madison Avenue
      New York, New York 10010

      Attention:  Office of General Counsel
                  Investment Section, Room 1107
                  Fax #: (212) 576-8340

  (4) Tax I.D. Number:  13-3044743

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION             $500,000
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT

  (1) All payments by wire transfer
      of immediately available
      funds to:

      Chase Manhattan Bank
      New York, New York  10019
      ABA No. 021-000-021
      Credit: NYLIAC SEPARATE BOLI 3 BROAD FIXED
      General Account No. 323-8-39002


      with sufficient information (including issuer, PPN number, interest rate, maturity and whether payment is of principal, premium, or interest) to identify the source and application of such funds.

  (2) All notices of payments and
      written confirmations of such
      wire transfers:

      New York Life Insurance and Annuity Corporation
      Institutionally Owned Life Insurance Separate Account
      c/o New York Life Investment Management LLC
      51 Madison Avenue
      New York, New York 10010-1603

      Attention:  Financial Management and Operations Group
                  Securities Operations
                  2nd Floor
                  Fax #: (212) 447-4160

  (3) All other communications to:

      New York Life Insurance and Annuity Corporation

      Institutionally Owned Life Insurance Separate Account
      c/o New York Life Investment Management LLC
      51 Madison Avenue
      New York, New York 10010-1603

      Attention:  Securities Investment Group
                  Private Finance
                  2nd Floor
                  Fax #: (212) 447-4122

      With a copy of any notices regarding defaults or Events of Default under the operative documents to:

      New York Life Insurance Company
      c/o New York Life Investment Management LLC
      51 Madison Avenue
      New York, New York 10010

      Attention:  Office of General Counsel
                  Investment Section, Room 1107
                  Fax #: (212) 576-8340

  (4) Tax I.D. Number:  13-3044743

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

METROPOLITAN LIFE INSURANCE COMPANY                         $49,000,000


  (1) All payments by wire transfer
      of immediately available
      funds to:

      JPMorgan Chase Bank
      ABA No.       021-000-021
      Account No.:  002-2-410591
      Account Name: Metropolitan Life Insurance Company
      Ref:          Tampa Electric Company Senior Unsecured Notes due 4/10/16


      with sufficient information to identify the source and application of such funds, including issuer, PPN#, interest rate, maturity and whether payment is of principal, interest, make whole amount or otherwise.

      For all payments other than scheduled payments of principal and interest, the Company shall seek instructions from the holder, and in the absence of instructions to the contrary, will make such payments to the account and in the manner set forth above.

  (2) All notices and communications to:

      Metropolitan Life Insurance Company
      Investments, Private Placements
      10 Park Avenue
      Morristown, New Jersey 07962-1902
      Attention:  Director
      Facsimile (973) 355-4250

      With a copy other than with respect to deliveries of financial statements to:

      Metropolitan Life Insurance Company
      10 Park Avenue
      Morristown, New Jersey 07962-1902

      Attention: Chief Counsel-Securities Investments (PRIV)
      Facsimile (973) 355-4338
  (3) Tax I.D. Number:  13-5581829

  (4) Physical Delivery Instructions:

      Metropolitan Life Insurance Company
      Securities Investments, Law Department
      10 Park Avenue
      Morristown, New Jersey 07962-1902
      Attention:  Sandip Khosla, Esq.

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

JOHN HANCOCK LIFE INSURANCE COMPANY                         $19,500,000


  (1) All payments by wire transfer
      of immediately available
      funds to:

      Fleet Boston
      ABA No. 011000390
      Boston, Massachusetts 02110
      Account of:  John Hancock Life Insurance Co. Private Placement Collection
                   Acct.
      Account Number: 541-55417
      On Order of:  Tampa Electric Company, 875127 B# 8
      Full Name, interest rate and maturity date of Notes or other obligations


      Wire Deadline:  12 noon, Boston time

      All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire or transfer of immediately available funds for credit by 12 noon, Boston time.

 (2) All notices and communications regarding scheduled payments, unscheduled prepayments and notice of maturity to:

      John Hancock Life Insurance Company
      200 Clarendon Street
      Boston, MA 02117
      Attn:  Investment Accounting Division, B-3
      Fax:  (617) 572-0628

      And

      John Hancock Life Insurance Company
      200 Clarendon Street
      Boston, MA 02117

      Attn:  H. Paganis/K. Boyce, T-57
      Fax:  (617) 572-5495
      Include:

      (a) full name, interest rate and maturity date of the Notes or other obligations

      (b) allocation of payment between principal and interest and any special payment

      (c) name and address of Bank (or Trustee) from which the wire transfer was sent

  (3) All notices and communications regarding financial statements and certificates of compliance with financial covenants to:

      John Hancock Life Insurance Company
      200 Clarendon Street
      Boston, MA 02117
      Attn: Bond and Corporate Finance Group, T-57
      Fax:  (617) 572-1605

 (4) All notices and communications regarding change in Issuer's name, address or principal place of business, change of location of collateral or copy of legal opinions to:

      John Hancock Life Insurance Company
      200 Clarendon Street
      Boston, MA 02117
      Attn:  Investment Law Division, T-30
      Fax: (617) 572-9269

  (5) Tax I.D. Number:  04-1414660

  (6) Physical Delivery Instructions:

      All securities are to be sent for receipt the day after the closing to:

      John Hancock Life Insurance Company
      200 Clarendon Street, T-30
      Boston, MA 02117
      Attn:  General Counsel

 (7)  Promptly after the closing (but no later than one week thereafter), one
      (1) fully executed original counterparty of the principal agreement (Note Purchase Agreement, Participation Agreement, etc.) and promptly after the closing (but no later than 2 months thereafter), one set of original closing documents and 5 sets of bound, conformed copies of the principal operative documents are to be sent to:

      John Hancock Life Insurance Company

      200 Clarendon Street
      Boston, MA 02117
      Attn:  Investment Law Paralegal, Unit, T-30

                                   SCHEDULE A

                        INFORMATION RELATING TO PURCHASER


                                                            Principal Amount of
Name and Address of Purchaser                               Notes to be Purchased
-----------------------------                               ---------------------

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY                $4,500,000


  (1) All payments by wire transfer
      of immediately available
      funds to:

      Fleet Boston
      ABA No. 011000390
      Boston, Massachusetts 02110
      Account of:  John Hancock Life Insurance Co. Private Placement Collection
                   Acct.
      Account Number: 541-55417
      On Order of:  Tampa Electric Company, 875127 B# 8
      Full Name, interest rate and maturity date of Notes or other obligations


      Wire Deadline:  12 noon, Boston time

      All payments on account of the Notes or other obligations in accordance with the provisions thereof shall be made by bank wire or transfer of immediately available funds for credit by 12 noon, Boston time.

 (2) All notices and communications regarding scheduled payments, unscheduled prepayments and notice of maturity to:

      John Hancock Variable Life Insurance Company
      200 Clarendon Street
      Boston, MA 02117
      Attn:  Investment Accounting Division, B-3
      Fax:  (617) 572-0628

      And

      John Hancock Life Insurance Company
      200 Clarendon Street
      Boston, MA 02117

      Attn:  H. Paganis/K. Boyce, T-57
      Fax:  (617) 572-5495
      Include:

      (a) full name, interest rate and maturity date of the Notes or other obligations

      (b) allocation of payment between principal and interest and any special payment

      (c) name and address of Bank (or Trustee) from which the wire transfer was sent

  (3) All notices and communications regarding financial statements and certificates of compliance with financial covenants to:

      John Hancock Life Insurance Company
      200 Clarendon Street
      Boston, MA 02117
      Attn: Bond and Corporate Finance Group, T-57
      Fax:  (617) 572-1605

 (4) All notices and communications regarding change in Issuer's name, address or principal place of business, change of location of collateral or copy of legal opinions to:

      John Hancock Life Insurance Company
      200 Clarendon Street
      Boston, MA 02117
      Attn:  Investment Law Division, T-30
      Fax: (617) 572-9269

  (5) Tax I.D. Number:  04-2664016

  (6) Physical Delivery Instructions:

      All securities are to be sent for receipt the day after the closing to:

      John Hancock Life Insurance Company
      200 Clarendon Street, T-30
      Boston, MA 02117
      Attn:  General Counsel


 (7)  Promptly after the closing (but no later than one week thereafter), one
      (1) fully executed original counterparty of the principal agreement (Note Purchase Agreement, Participation Agreement, etc.) and promptly after the closing (but no later than 2 months thereafter), one set of original closing documents and 5 sets of bound, conformed copies of the principal operative documents are to be sent to:

      John Hancock Life Insurance Company

      200 Clarendon Street
      Boston, MA 02117
      Attn:  Investment Law Paralegal, Unit, T-30

                                   SCHEDULE B
                                  DEFINED TERMS

   As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

      "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

            "APPLICABLE RATE" means 6.25% per annum, provided that if, and so long as, either the rating of S&P shall fall below BBB- or of Moody's shall fall below Baa3 with respect to the Company's long-term unsecured indebtedness, then "Applicable Rate" shall mean 7.50%.

            "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed.

            "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

            "CAPITALIZED LEASE OBLIGATIONS" means, as to any Person, all rental obligations as lessee which, under GAAP, are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.

            "CAPITALIZATION" means, as to the Company, the sum of Total Debt and Consolidated Shareholders Equity, in each case, as of the date of any determination thereof.

            "CLOSING" is defined in Section 3.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

            "COMPANY" means Tampa Electric Company, a Florida corporation, or any successor thereto that shall have become such in the manner prescribed in
   Section 10.2.

            "CONFIDENTIAL INFORMATION" is defined in Section 20.

            "CONSOLIDATED SHAREHOLDERS EQUITY" means, as of the date of any determination, the consolidated tangible net worth of the Company and its Subsidiaries, and including amounts attributable to (a) junior subordinated debentures, provided that such junior subordinated debentures have subordination and deferral features substantially similar to those in the TECO Subordinated Debentures; and (b) preferred stock to the extent excluded from Total Debt, minus the value of minority interests in any of Company's subsidiaries, and disregarding unearned compensation associated with Company's employee stock ownership plan or other benefit plans, foreign currency translation adjustments and other comprehensive income adjustments, all determined in accordance with GAAP.

            "CONTINGENT OBLIGATION" means, as to any Person, any obligation of such Person guaranteeing any Indebtedness or lease obligation (each a "primary obligation") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
   (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor or (c) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be the maximum probable liability in respect thereof (assuming such Person is required to perform thereunder) as determined in good faith by Borrower in accordance with GAAP.

            "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

            "DEFAULT RATE" means that rate of interest that is 2% per annum above the Applicable Rate.

            "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

            "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

            "EVENT OF DEFAULT" is defined in Section 11.

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FIRST MORTGAGE BONDS" means the first mortgage bonds of the Company issued under an Indenture of Mortgage dated as of August 1, 1946 as supplemented and amended.

            "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

            "GOVERNMENTAL AUTHORITY" means (a) the government of (i) the United States of America or any State or other political subdivision thereof, or
   (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government (including the Florida Public Service Commission and any successor thereto).

            "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

      (a) to purchase such indebtedness or obligation or any property constituting security therefor;

      (b)to advance or supply funds (i) for the purchase or payment of such indebtedness or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

      (c)to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

      (d)otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

            In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

            "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

            "HEDGE TRANSACTIONS" means transactions under any interest swap agreements, caps, collars or other interest rate hedging mechanisms.

            "HOLDER" means, with respect to any Note, the Person in whose name such Note is registered in the register maintained by the Company pursuant to
   Section 13.1.

            "INDEBTEDNESS" with respect to any Person means, at any time, without duplication, (a) all indebtedness of such Person for borrowed money,
   (b) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such Person, (c) the face amount of all letters of credit issued for the account of such Person (other than letters of credit issued to secure a financial obligation of such Person to the extent such obligation is not outstanding at the time) and all unreimbursed drafts drawn thereunder, (d) all Indebtedness of another Person secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person, (e) all Capitalized Lease Obligations of such Person, (f) all obligations of such Person under any subscription or similar agreement, (g) the discounted present value of all obligations of such Person (other than the Borrower) payable under agreements for the payment of a specified purchase price for the purchase and resale of power whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (h) any unfunded or underfunded obligation subject to the minimum funding standards of Section 412 of the Code of such Person to any "employee pension benefit plan" (as defined in Section 3(2) of ERISA) maintained at any time, or contributed to, by such Person or any other Person which is under common control (within the meaning of Section 414(b) or (c) of the Code) with such Person, (i) all Contingent Obligations of such Person and (j) all obligations of such Person in respect of Hedge Transactions; provided, however, that Indebtedness shall specifically exclude accounts payable arising in the ordinary course of business.

            "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note,
   (b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

            "INTEREST PAYMENT DATE" means (i) each April 15 and October 15, of each calendar year commencing on October 15, 2003 and (ii) the Maturity Date, or, in each such case, if such day is not a Business Day, then the next succeeding Business Day.

            "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person

   (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

            "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

            "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

            "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets or properties of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under this Agreement and the Notes, or (c) the validity or enforceability of this Agreement or the Notes.

            "MATURITY DATE" means April 11, 2016.

            "MEMORANDUM" is defined in Section 5.3.

            "MOODY'S" means Moody's Investor Service, Inc. or any successor thereto.

            "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

            "NON-RECOURSE INDEBTEDNESS" means Indebtedness which is not an obligation of, and is otherwise without recourse to, the assets or revenues of the Company or any Subsidiary of the Company.

            "NOTES" is defined in Section 1.

            "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

            "OTHER AGREEMENTS" is defined in Section 2.

            "OTHER PURCHASERS" is defined in Section 2.

            "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

            "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

            "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the

   Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

            "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

            "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

            "PTE" means a Prohibited Transaction Exemption issued by the Department of Labor.

            "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

            "REDEEMABLE PREFERRED STOCK" means, with respect to the Preferred Stock of any Person, each share of such Persons' Preferred Stock that is:

            (a) redeemable, payable or required to be purchased or otherwise retired or extinguished, or convertible into Indebtedness of such Person (i) at a fixed or determinable date, whether by operation of sinking fund or otherwise, (ii) at the option of any Person other than such Person, or (iii) upon the occurrence of a condition not solely within the control of such Person; or

            (b)   convertible into other Redeemable Preferred Stock.

            "REQUIRED HOLDERS" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

            "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

            "S&P" means Standard and Poor's Rating Services, a division of the McGraw-Hill Companies, Inc., or any successor thereto.

            "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

            "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

            "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

            "TECO" means TECO Energy, Inc., a Florida corporation.

            "TECO SUBORDINATED DEBENTURES" means the 8.50% Junior Subordinate Notes due 2041, issued by TECO on December 20, 2000, in the original principal amount of $206,200,000.

            "TOTAL DEBT" means, without duplication, Indebtedness of the Company and its Subsidiaries determined on a consolidated basis outstanding at the date of any determination thereof, but expressly excluding (a) Non-Recourse Indebtedness of the Company and its Subsidiaries, and (b) junior subordinated debentures issued by the Company and its Subsidiaries, provided that such junior subordinated debentures have subordination and deferral features substantially similar to those in the TECO Subordinated Debentures, and (c) preferred stock of Company and its Subsidiaries in an amount not to exceed 10% of the Company's Capitalization on such date.

            "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                  SCHEDULE 4.9

                         CHANGES IN CORPORATE STRUCTURE



None.

                                  SCHEDULE 5.3

                              DISCLOSURE MATERIALS



None.

                                  SCHEDULE 5.4

              SUBSIDIARIES OF THE COMPANY AND OWNERSHIP OF SUBSIDIARY STOCK



OFFICERS AND DIRECTORS
TAMPA ELECTRIC COMPANY

Directors
D. Ausley                     Director
S. L. Baldwin                 Director
R. D. Fagan                   Director
J. L. Ferman, Jr.             Director
L. Guinot, Jr.                Director
I. D. Hall                    Director
S. W. Hudson                  Director
T. L. Rankin                  Director
W. D. Rockford                Director
W. P. Sovey                   Director
J. T. Touchton                Director
J. A. Urquhart                Director
J. O. Welch, Jr.              Director

Officers
R. D. Fagan                   Chairman of the Board and Chief Executive Officer

J. B. Ramil                   President
W. N. Cantrell                President-Peoples Gas System
G. L. Gillette                Senior Vice President-Finance and Chief Financial Officer
P. L. Barringer               Vice President-Controller (Principal Accounting Officer)
                               and Assistant Secretary
C. E. Childress               Vice President-Human Resources
W. W. Hopkins                 Vice President-Corporate Communications
S. W. Callahan                Treasurer and Assistant Secretary
S. M. McDevitt                General Counsel
D. E. Schwartz                Secretary
S. A. Myers                   Tax Officer




Tampa Electric Division Officers
C. R. Black                   Vice President-Energy Supply, Engineering and Construction
M. N. Dominguez               Vice President-Chief Information Officer
T. L. Hernandez               Vice President-Energy Delivery

H. W. Smith                   Vice President-Energy Supply, Trading and Services
W. T. Whale                   Vice President-Energy Supply, Operations
K. M. Mincey                  Assistant Vice President-Information Technology


Peoples Gas System Division Officers
W. N. Cantrell                President
M. J. Pennino                 Vice President-Operations
F. J. Sivard                  Vice President-Accounting and Regulatory




SUBSIDIARIES OF THE COMPANY

NAME/HEADQUARTER'S MAILING
          ADDRESS                  JURISDICTION            PERCENTAGE OWNED
          -------                  ------------            ----------------
TERMCO, Inc.                         Florida                      100
702 N. Franklin Street                                 by Tampa Electric Company
Tampa, FL 33602

Power Engineering &                  Florida                      100
Construction, Inc.                                     by Tampa Electric Company
702 N. Franklin Street
Tampa, FL 33602


See attached chart for a list of the Company's other Affiliates

                                  SCHEDULE 5.5

                              FINANCIAL STATEMENTS



The Company's consolidated financial statements for the three fiscal years ended December 31, 2002 audited by PricewaterhouseCoopers, LLP contained in the Tampa Electric Company and TECO Energy, Inc. combined Annual Report on Form 10-K filed with the Securities and Exchange Commission, beginning on page 104 of such report.

                                  SCHEDULE 5.8

                               CERTAIN LITIGATION



None.

                                  SCHEDULE 5.11

                                  PATENTS, ETC.



None.

                                  SCHEDULE 5.12

                             ERISA PLAN OBLIGATIONS



The post retirement net benefit obligation for the Company and its subsidiaries is described in Footnote H to the audited financial statements for the year ended December 31, 2002. The annual payments associated with other postretirement benefit obligations of the Company and its Subsidiaries are not Material. The Company has the right to terminate or modify the plans in whole or in part at any time.

                                  SCHEDULE 5.15

                         EXISTING INDEBTEDNESS AND LIENS

(a) Existing Unsecured Indebtedness

                             TAMPA ELECTRIC COMPANY

(millions)                                                  Due          Amount
Unsecured Indebtedness outstanding as of Dec. 31, 2002                 Outstanding
TAMPA ELECTRIC
Installment contracts payable (1):
   5.1% Refunding bonds (effective rate of 5.78%) (2)      10/1/2013    $     60.7
   5.5% Refunding bonds (effective rate of 6.35%) (2)      10/1/2023          86.4
Notes: 6.875% (effective rate of 6.98%) (3)                6/15/2012         210.0
Notes: 6.375% (effective rate of 7.34%) (3)                8/15/2012         330.0
Notes: 5.375% (effective rate of 5.58%) (3)                8/15/2007         125.0
                                                                        ==========
                                                                             812.1
                                                                        ==========
PEOPLES GAS SYSTEM
Senior Notes (4)
   10.35% (5)                                               7/2/2007           4.2
   10.33% (6)                                               7/2/2008           5.6
   10.3% (7)                                                7/2/2009           7.2
   9.93% (8)                                                7/2/2010           7.4
   8.0% (9)                                                 7/2/2012          25.4
Notes: 6.875% (effective rate of 6.98%) (3)                6/15/2012          40.0
Notes: 6.375% (effective rate of 7.34%) (3)                8/15/2012          70.0
Notes: 5.375% (effective rate of 5.58%) (3)                8/18/2007          25.0
                                                                        ==========
                                                                             184.8
                                                                        ==========
LONG-TERM DEBT                                                          $    996.9
                                                                        ==========

SHORT-TERM DEBT
Commercial paper (10)                                                   $     10.5
                                                                        ==========
OTHER
Letters of credit                                                       $      0.9
                                                                        ==========

1)   Tax exempt securities.

2) Proceeds of these bonds were used to refund bonds with interest rates of 5.75% -- 8%.

3) These notes are subject to redemption in whole or in part, at any time, at the option of the company.

4) These long-term debt agreements contain various restrictive covenants, including provisions related to interest coverage, maximum levels of debt to total capitalization and limitations on dividends.

5) Required prepayment of $0.8 million annually due July 2, 2003, July 2, 2004, July 2, 2005, July 2, 2006 and $1.0 million July 2, 2007.

6) Required prepayment of $0.8 million due July 2, 2003, July 2, 2004, and $1.0 million annually July 2, 2005, July 2, 2006, July 2, 2007, July 2, 2008.

7) Required prepayment of $0.8 million due July 2, 2003, July 2, 2004, July 2, 2005 , and $1.0 million annually July 2, 2006, July 2, 2007, July 2, 2008 and $1.8 million July 2, 2009.

8) Required prepayment of $0.8 million due July 2, 2003, July 2, 2004, July 2, 2005 , and $1.0 million annually July 2, 2006, July 2, 2007, July 2, 2008, July 2, 2009, July 2, 2010.

9) Required prepayment of $2.1 million due July 2, 2003, July 2, 2004, July 2, 2005, July 2, 2006, July 2, 2007, and $2.7 million annually July 2, 2008, July 2, 2009, July 2, 2010, and $3.4 million annually July 2, 2011, July 2, 2012.

10) The Company has an undrawn bank credit facility of $300 million with a maturity date of November 2003. On April 8, 2003 the Company's commercial paper balance was $138.5 million.

(b) Existing Secured Indebtedness / Liens

Substantially all of the property, plant and equipment of electric division of the Company is pledged as collateral to secure its first mortgage bonds, issued under the Indenture of Mortgage dated as of August 1, 1946, as supplemented and amended.

The installment contracts payable identified below are secured by the equipment and other project assets financed or refinanced with the proceeds of such installment contracts:

(millions)                                                  Due          Amount
Secured Indebtedness outstanding as of Dec. 31, 2002                   Outstanding
TAMPA ELECTRIC
First mortgage bonds (issuable in series):
   7.75% (effective rate of 7.96%) (1)                     11/1/2022    $     75.0
   6.125% (effective rate of 6.61%)                         5/1/2003          75.0
Installment contracts payable (3):
   6.25% Refunding bonds (effective rate of 6.81%) (4)     12/1/2034          86.0
   5.85% (effective rate of 5.88%)                         12/1/2030          75.0
   4% for 2002 (effective rate of 4.21%) and variable
   rate of 1.45% for 2001 (2) (5)                           9/1/2025          51.6
   4% for 2002 (effective rate of 4.16%) and variable
   rate of 1.47% for 2001 (2) (5)                          5/15/2018          54.2
   4.25% for 2002 (effective rate of 4.43%) and
   variable rate of 1.52% for 2001 (2) (5)                 11/1/2020          20.0
                                                                        ==========
 LONG-TERM DEBT                                                         $    436.8
                                                                        ==========

1) Required Sinking Fund Payments of $0.8 million are due by October 31 of each year. All such sinking fund payments may be satisfied by the substitution of property in lieu of cash payments.

2)   Composite year-end interest rate.

3)   Tax exempt securities.

4) Proceeds of these bonds were used to refund bonds with an interest rate of 9.9% in February 1995. For accounting purposes, interest expense has been recorded using a blended rate of 6.52% on the original and refunding bonds, consistent with regulatory treatment.

5) The interest rate on these bonds was fixed for a five-year term on Aug. 5, 2002.

                                    EXHIBIT 1


                                  FORM OF NOTE

                             TAMPA ELECTRIC COMPANY

                           6.25% SENIOR NOTE DUE APRIL 11, 2016

No. [_____]                                                       [__________]

$[_______]                                                    PPN:  875127 B#8

            FOR VALUE RECEIVED, the undersigned, TAMPA ELECTRIC COMPANY (herein called the "Company"), a corporation organized and existing under the laws of
the State of Florida, hereby promises to pay to [             ], or registered
assigns, the principal sum of [ ] DOLLARS (or so much thereof as shall not have been prepaid) on April 11, 2016, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Applicable Rate (as defined in the Note Purchase Agreements referred to below), payable semiannually, on the 15th day of April and October in each year and on the Maturity Date (as defined in the Note Purchase Agreements referred to below), commencing with the 15th day of October next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate (as defined in the Note Purchase Agreements referred to below).

            Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal corporate trust office of The Bank of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

            This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of April 11, 2003 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
Section 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

            This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

            The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

            If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

            This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                          TAMPA ELECTRIC COMPANY


                                          By_________________________

                                          Title:

                                 EXHIBIT 4.4(a)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                 TO THE COMPANY

                               Palmer & Dodge LLP
                              111 Huntington Avenue
                                Boston, MA 02199

                                 April 11, 2003

To the Purchasers Named on
the Attached Schedule I

         Re: 6.25% Senior Notes Due April 11, 2016 of Tampa Electric Company

Ladies and Gentlemen:

         We are furnishing this opinion to you pursuant to Section 4.4 of the Note Purchase Agreements (the "Purchase Agreements") dated April 11, 2003, between Tampa Electric Company (the "Company") and you, as a purchaser (the "Purchaser"), relating to the sale by the Company of $250,000,000 aggregate principal amount of its 6.25% Senior Notes due April 11, 2016 (the "Notes"). Capitalized terms not otherwise defined in this opinion have the meanings assigned to them in the Purchase Agreement.

         We have examined the Notes and the Purchase Agreements (together, the "Transaction Documents"). We have also examined such other documents and certificates as we consider necessary to render this opinion. As to various questions of fact material to our opinion, we have relied upon the representations made in or pursuant to the Purchase Agreements and upon certificates and other inquiries of officers of the Company. We are also relying upon the certificates of public officials. We have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as copies.

         Our opinion in paragraph 2 below is subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies and to general equity principles (whether considered in a proceeding in equity or at law). We express no opinion with respect to any provision of the Transaction Documents to the extent that such provision purports to exculpate any person thereby or grants rights of indemnification which may violate public policy, and insofar as enforceability of such provision may be limited under state securities laws.

         In giving this opinion, we have relied as to matters of Florida law on the opinion of Sheila M. McDevitt, Senior Vice President - General Counsel to the Company, being delivered to you today. We have examined such opinion, and in our opinion both you and we are justified in relying thereon.

         The opinions rendered herein are limited to the laws of the Commonwealth of

Purchasers Named on Schedule I
April 11, 2003
Page 2


Massachusetts, the federal laws of the United States and, insofar as we have relied upon the foregoing opinion of Sheila M. McDevitt, the law of the State of Florida. For purposes of our opinion as to the enforceability of the Transaction Documents, we are rendering such opinion as though the laws of Massachusetts governed, notwithstanding the recitations in such instruments that the laws of another jurisdiction govern.

         References in this opinion to matters known to us mean the actual knowledge of the lawyers in this firm responsible for preparing this opinion and who were primarily responsible for the representation of the Company in connection with the Transaction Documents and the transaction contemplated thereby after consultation with such other lawyers in the firm and review of such documents in our possession as they considered appropriate.

         Based on the foregoing, we are of opinion that:

1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Florida and has corporate power and authority to issue and to sell the Notes and to enter into and perform its obligations under the Transaction Documents.

2. The Transaction Documents have been duly authorized, executed and delivered by the Company, and such Transaction Documents constitute its valid and binding obligations enforceable against it in accordance with their terms.

3. No filing, registration, or qualification with, or authorization, approval, consent, license, order or decree of, any court or governmental agency or body (including the Florida Public Service Commission) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreements, for the offering, issuance, sale or delivery of the Notes by the Company or the performance by the Company of its obligations under the Transaction Documents, except such as have been obtained or made, or may be required under state securities laws as to which we express no opinion and assuming the accuracy of the Purchaser's representations set forth in Section 6 of the Purchase Agreement with respect to any resale of the Notes in conformity with such representations.

4. The execution and delivery by the Company of the Transaction Documents and the performance by the Company of its obligations under the Transaction Documents do not and will not (i) violate, constitute a breach of, or default under or require any prepayment of any indebtedness pursuant to the terms of any agreement or instrument that is listed as an exhibit to the Company's Form 10-K for the year ended December 31, 2002 or any of the Company's Forms 8-K filed thereafter but on or prior to the date hereof, or (ii) violate (x) the charter or by-laws of the Company, (y) any applicable federal law, statute, rule or regulation (including, without limitation, Regulations T, U or X of the Board of Governors of the Federal Reserve System), or (z) any judgment, order, arbitral award, writ or decree known to us of any

Purchasers Named on Schedule I
April 11, 2003
Page 3


government, government instrumentality, court or arbitral proceeding.

5. Neither the Company nor any Subsidiary is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended. The Company and its Subsidiaries are exempt from regulation under the Public Utility Holding Company Act of 1935, as amended, except for Section 9(a) thereto relating to the acquisition of securities of other public utility companies.

6. To our knowledge, no action, suit or proceeding to which the Company is a party is pending or overtly threatened in writing that questions the validity of the Transaction Documents.

7. It is not necessary in connection with the offer, sale and delivery of the Notes by the Company to the Purchasers pursuant to the Purchase Agreements to register the Notes under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act of 1939, as amended, assuming the accuracy of the Purchaser's representations set forth in Section 6 of the Purchase Agreement including with respect to the resale of the Notes in conformity with such representations.

         At the request of our client, this opinion is furnished to you in connection with the transaction described above and may not be relied on without our prior written consent for any other purpose or by anyone else except that permitted purchasers of the Notes, the Securities Valuation Office of the National Association of Insurance Commissioners (or any successor to the duties thereof) or any other governmental authority that regulates the holders of the Notes may rely on this opinion for any purpose.

                                           Very truly yours,



                                           PALMER & DODGE LLP

                                   Schedule I

American General Life Insurance Company

American International Life Assurance Company of New York

The Variable Annuity Life Insurance Company

Teachers Insurance and Annuity Association of America

TIAA-CREF Life Insurance Company

Jefferson-Pilot Life Insurance Company

Jefferson Pilot Financial Insurance Company

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation
     Institutionally Owned Life Insurance Separate Account

Metropolitan Life Insurance Company

John Hancock Life Insurance Company

John Hancock Variable Life Insurance Company

                           [TAMPA ELECTRIC LETTERHEAD]


                                 April 11, 2003

To the Purchasers Named
on the Attached Schedule I

Ladies and Gentlemen:

         As General Counsel of Tampa Electric Company, a Florida corporation (the "Company"), I have acted as counsel to the Company in connection with the sale by the Company of $250,000,000 aggregate principal amount of its 6.25% Senior Notes due April 11, 2016 (the "Notes"). This opinion is being delivered pursuant to Section 4.4 of the Purchase Agreements (the "Purchase Agreements") dated April 11, 2003 (together with the Notes, the "Transaction Documents"), among the Company, and you, as a purchaser of the Notes (the "Purchaser").

         In my examination I have assumed the genuineness of all signatures (other than signatures made on behalf of the Company), including endorsements, the legal capacity of natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified or photostatic copies and the authenticity of the originals of such copies. As to facts material to this opinion which I did not independently establish or verify, I have relied upon statements and representations of officers of the Company and other representatives and public officials. Also, with your approval, I have relied as to certain legal matters on advice of other lawyers employed by the Company who are more familiar with such matters.

         In rendering the opinions set forth herein, I, or attorneys under my supervision, have examined and relied on originals or copies of the Transaction Documents and have also examined the governing documents and corporate records, agreements, certificates of public officials, orders, writs, judgments, awards, and decrees that affect or purport to affect the Company and such other documents and matters of law as I have deemed necessary or appropriate as a basis for the opinions set forth below.

         Capitalized terms not otherwise defined in this opinion have the meanings assigned to them in the Purchase Agreements. When used in this opinion, the phrase "to the best of my knowledge" or equivalent words with respect to a matter means that nothing has come to my attention in the course of my representation of the Company which would lead me to question such matter but that, except as expressly stated, I have not made any special investigation with respect thereto.

         I am a member of the Florida Bar, and I express no opinion as to the laws of any jurisdiction other than the applicable laws of the State of Florida.

Purchasers Named on Schedule I
April 11, 2003
Page 2


         I express no opinion with respect to any provision of the Transaction Documents to the extent that such provision purports to exculpate any person thereby or grants rights of indemnification which may violate public policy, and insofar as enforceability of such provision may be limited under state securities laws.

         Based upon and subject to the foregoing and subject to the limitations, qualifications, exceptions and assumptions set forth herein, I am of the opinion that:

      1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Florida and has corporate power and authority to issue and to sell the Notes and to enter into and perform its obligations under the Transaction Documents.

      2. The Transaction Documents have been duly authorized, executed and delivered by the Company.

      3. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any governmental authority (including the Florida Public Service Commission) is necessary or required in connection with the due authorization, execution or delivery of the Transaction Documents by the Company or the performance by the Company of its obligations under the Transaction Documents, except such as have been already obtained or made and except as may be required under such state securities laws as to which I express no opinion.

      4. The execution and delivery by the Company of the Transaction Documents and the performance by the Company of its obligations under the Transaction Documents do not and will not whether with or without the giving of notice or lapse of time or both (i) violate, constitute a breach of, or default under, require any prepayment of any indebtedness pursuant to the terms of, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any agreement or instrument that is listed as an exhibit to the Company's Form 10-K for the year ended December 31, 2002 or any of the Company's Forms filed thereafter but on or prior to the date of this opinion, or (ii) violate (x) the charter or by-laws of the Company, (y) any applicable law, statute, rule or regulation, or (z) any judgment, order, arbitral award, writ or decree known to me of any government, government instrumentality, court or arbitral proceeding.

      5. To my knowledge, no action, suit or proceeding to which the Company is a party is pending or overtly threatened in writing that, if adversely determined, could reasonably be expected to negate the validity of the Transaction Documents.

Purchasers Named on Schedule I
April 11, 2003
Page 3



         This opinion is furnished to you as Purchasers and is solely for your benefit, except that (i) Palmer & Dodge LLP may rely on this opinion in rendering their opinions to you pursuant to the Purchase Agreements, and (ii) permitted purchasers of the Notes, the Securities Valuation Office of the National Association of Insurance Commissioners (or any successor to the duties thereof) or any other governmental authority that regulates the holders of the Notes may rely on this opinion for any purpose.

                                                Very truly yours,


                                                Sheila M. McDevitt
                                                General Counsel

                                   Schedule I

American General Life Insurance Company

American International Life Assurance Company of New York

The Variable Annuity Life Insurance Company

Teachers Insurance and Annuity Association of America

TIAA-CREF Life Insurance Company

Jefferson-Pilot Life Insurance Company

Jefferson Pilot Financial Insurance Company

New York Life Insurance Company

New York Life Insurance and Annuity Corporation

New York Life Insurance and Annuity Corporation
     Institutionally Owned Life Insurance Separate Account

Metropolitan Life Insurance Company

John Hancock Life Insurance Company

John Hancock Variable Life Insurance Company

                                                                  EXHIBIT 4.4(b)



                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS


                       Freshfields Bruckhaus Deringer LLP
                               520 Madison Avenue
                                   34th Floor
                               New York, NY 10022

To the Purchasers listed on Annex 1 hereto

TAMPA ELECTRIC COMPANY: 6.25% SENIOR NOTES DUE APRIL 11, 2016

Ladies and Gentlemen:

We have acted as your special New York counsel in connection with the issuance by Tampa Electric Company (the COMPANY) of its 6.25% Senior Notes due April 11, 2016 in the aggregate principal amount of U.S.$250,000,000 (collectively, the NOTES), and the purchase by you (each a PURCHASER), pursuant to the several Note Purchase Agreements made by you with the Company (the NOTE PURCHASE AGREEMENTS), of Notes in the aggregate principal amounts set forth in Schedule A to the Note Purchase Agreements. All capitalized terms used but not defined in this opinion letter have the respective meanings given to such terms in each Note Purchase Agreement. This opinion letter is delivered to you pursuant to Section 4.4(b) of the Note Purchase Agreements.

In rendering the opinions expressed below, we have examined the following documents:

(a)   each Note Purchase Agreement; and

(b)   the Notes being purchased by you today.

In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic originals of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon the representations made in or pursuant to each Note Purchase Agreement.

The Freshfields Bruckhaus Deringer LLP partners include members of the Bars of the State of New York and the District of Columbia, Solicitors of the Supreme Court of England and Wales and Rechtsanwalte of Germany

Amsterdam Bangkok Barcelona Beijing Berlin Bratislava Brussels Budapest Cologne Dusseldorf Frankfurt am Main Hamburg Hanoi Ho Chi Minh City Hong Kong London Madrid Milan Moscow Munich New York Paris Rome Shanghai Singapore Tokyo Vienna Washington

                                                                2\6


In rendering the opinions expressed below, we have assumed, to the extent relevant with respect to the documents referred to in this opinion letter, that:

      (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent expressly set forth in the opinions expressed in paragraphs 1 and 2 below) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

      (ii)  all signatories to such documents have been duly authorized;

      (iii) all of the parties to such documents are duly organized or formed and validly existing and have the power and authority (corporate, partnership, limited liability company or other) to execute, deliver and perform such documents; and

      (iv) all of the parties to such documents have obtained all approvals, authorizations, consents and licenses (including any foreign exchange licenses), and have made all filings and registrations with all governmental or regulatory authorities or agencies, required for the execution or delivery of, or for the incurrence or performance of any obligations under, any of such documents, and the incurrence and performance by the Company of its obligations under each document to which the Company is a party do not violate the law of any jurisdiction where such obligations are to be incurred or performed.

Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

1. Each Note Purchase Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally (and by the possible judicial application of foreign laws or governmental action affecting the rights of creditors generally) and (b) the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible

                                                                3\6


unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

2. Each of the Notes being purchased by you today constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as may be limited by (a) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally (and by the possible judicial application of foreign laws or governmental action affecting the rights of creditors generally) and (b) the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing.

3. The execution and delivery by the Company of, and performance by the Company of its obligations under, the Note Purchase Agreements do not and will not violate any applicable law, rule or regulation of the State of New York.

4. It is not necessary in connection with the offer, sale and delivery of said Notes under the circumstances contemplated by the Note Purchase Agreements to register said Notes under the Securities Act or to qualify an indenture in respect of said Notes under the Trust Indenture Act of 1939, as amended (the TRUST INDENTURE ACT).

The foregoing opinions are subject to the following comments and qualifications:

(A) The enforceability of provisions in each Note Purchase Agreement to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

(B) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Purchaser or the Company is located (other than the State of New
York) that limit the interest, fees or other charges a lender may impose for the loan or use of money or other credit; (ii) whether a court outside the State of New York will honor the choice of New York law to govern each Note Purchase Agreement or the Notes; (iii) Section 22.7(a) of the Note Purchase Agreements, insofar as such provision relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy

                                                                4\6


related to the Note Purchase Agreements; and (iv) the waiver of inconvenient forum set forth in Section 22.7(b) of the Note Purchase Agreements with respect to proceedings in the United States District Court for the Southern District of New York.

(C) We express no opinion as to whether, if any Purchaser should resell any of the Notes, registration of the Notes under the Securities Act, qualification of an indenture with respect to the Notes under the Trust Indenture Act, qualification or registration under the securities laws of any State of the United States of America, any filing to perfect any exemption from any such qualification or registration, or any other consent, approval, authorization, registration, qualification or filing, would be required in connection with such resale. Except as expressly set forth in our opinion in paragraph 4 above, we express no opinion as to any Federal securities laws or regulations or any state "Blue Sky" laws or regulations.

(D) We express no opinion as to any consent, approval, authorization, registration or filing that may be required under any applicable law or regulation relating to the conduct of the business of insurance by any Purchaser.

We are members of the Bar of the State of New York and the foregoing opinions are limited to matters involving the Federal law of the United States of America and the law of the State of New York, and we do not express any opinion as to the law of any other jurisdiction.

                                                                5\6


At your request, this opinion letter is provided to you by us in our capacity as counsel to the purchasers under the Note Purchase Agreements, and this opinion letter may not be relied upon by any Person other than you or for any purpose other than in connection with the transactions contemplated by the Note Purchase Agreements without, in each instance, our prior written consent. The Securities Valuation Office of the National Association of Insurance Commissioners (or any successor to the duties thereof) may receive a copy of this opinion, but may not rely on this opinion without our prior written consent. At your request, we hereby consent to reliance hereon by any future transferees of the Notes purchased by you that is an Institutional Investor; provided that such person accepts that this opinion speaks only as of the date hereof and to its addressees and that we have no responsibility or obligation to update this opinion, to consider its applicability or correctness to other that its addressees, or to take into account changes in law, facts or any other development of which we may later become aware.

                                Very truly yours,

                                                                6\6


                                     ANNEX 1

                                   PURCHASERS

AMERICAN GENERAL LIFE INSURANCE COMPANY

AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK

JEFFERSON-PILOT LIFE INSURANCE COMPANY

JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

JOHN HANCOCK LIFE INSURANCE COMPANY

JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

METROPOLITAN LIFE INSURANCE COMPANY

NEW YORK LIFE INSURANCE COMPANY

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA-CREF LIFE INSURANCE COMPANY

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY